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Page 1 March 1, 2018 Hudson Global Q4 2017 Earnings Call

Page 2 Forward-Looking Statements Please be advised that except for historical information, the comments made during this presentation and in these slides constitute forward- looking statements under applicable securities laws. Such forward-looking statements involve certain risks and uncertainties, including statements regarding the company's strategic direction, prospects and future results. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including global economic fluctuations, risks related to fluctuations in our operating results, the ability of clients to terminate their relationship at anytime, competition, limited availability under our credit facilities and our ability to successfully achieve our strategic initiatives and the other risks discussed in our filings made with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The company assumes no obligation, and expressly disclaims any obligation, to review or confirm analysts' expectations or estimates or to update any forward- looking statements, whether as a result of new information, future events or otherwise.

Page 3 Strategic Update • On Dec 17, 2017, Hudson announced definitive sale agreements to sell its recruitment and talent management operations in Europe and Asia Pacific to strategic buyers in three transactions • Hudson intends to focus on its growing, global RPO business going forward • Hudson will receive estimated proceeds of $41.2 million in cash, subject to adjustment at closing • Transactions are subject to the approval of the majority of the outstanding HSON shares • Hudson filed a definitive proxy statement with the SEC on February 13, 2018 seeking shareholder approval for the sale of substantially all of its assets as a result of the proposed transactions • Special meeting of shareholders scheduled for March 20, 2018 at 8:00 a.m. ET to obtain such approval • Expected close at the end of March 2018, subject to shareholder approval and other customary closing conditions

Page 4 Q4 2017: Consolidated Financial Results $US in Millions, except EPS Revenue + 21% $121.6 $100.3 + 16% CC (1) Gross Margin + 14% $48.7 $42.8 + 9% CC SG&A - 12% $46.9 $41.9 - 7% CC Adjusted EBITDA + 106% $1.9 $0.9 + 69% CC Net Income (Loss) (3) NM ($2.0) ($0.3) Basic and Diluted EPS ($0.06) ($0.01) (1) CC represents constant currency variance. (2) B/W indicates whether the result was better (+) or worse (-) than the comparison period. (3) 2017 Net Income includes $1.9M of goodwill impairment in China. (4) NM: Not meaningful Q4 2017 Q4 2016 B+ / W- (2)

Page 5 Q4 2017: Hudson Americas $US in Millions Revenue - 6% $3.7 $3.9 Gross Margin - 6% $3.2 $3.4 SG&A + 5% $2.7 $2.8 Adjusted EBITDA - 12% $0.5 $0.6 Adjusted EBITDA, as a % of Revenue 14.1% 15.0% (1) B/W indicates whether the result was better (+) or worse (-) than the comparison period. (2) NM: Not meaningful Q4 2017 Q4 2016 B+ / W- (1)

Page 6 Q4 2017: Hudson Asia Pacific $US in Millions Revenue + 31% $77.3 $59.1 + 28% CC (1) Gross Margin + 22% $25.0 $20.5 + 19% CC SG&A - 12% $22.6 $20.2 - 10% CC Adjusted EBITDA + 546% $2.4 $0.4 + 478% CC Adjusted EBITDA, as a % of Revenue 3.1% 0.6% (1) CC represents constant currency variance. (2) B/W indicates whether the result was better (+) or worse (-) than the comparison period. Q4 2017 Q4 2016 B+ / W- (2)

Page 7 Q4 2017: Hudson Europe $US in Millions Revenue + 9% $40.6 $37.3 + 1% CC (1) Gross Margin + 9% $20.5 $18.9 + 0% CC SG&A - 6% $18.6 $17.5 + 2% CC Adjusted EBITDA + 43% $1.9 $1.3 + 28% CC Adjusted EBITDA, as a % of Revenue 4.6% 3.5% (1) CC represents constant currency variance. (2) B/W indicates whether the result was better (+) or worse (-) than the comparison period. Q4 2017 Q4 2016 B+ / W- (2)

Page 8 FY 2017: Consolidated Financial Results $US in Millions, except EPS Revenue + 8% $456.7 $422.7 + 8% CC (1) Gross Margin + 7% $186.7 $174.4 + 7% CC SG&A - 2% $179.8 $175.9 - 2% CC Adjusted EBITDA + 570% $6.9 ($1.5) + 768% CC Net Income (Loss) (3) + 67% ($2.9) ($8.8) + 66% CC Basic and Diluted EPS ($0.09) ($0.26) (1) CC represents constant currency variance. (2) B/W indicates whether the result was better (+) or worse (-) than the comparison period. (3) 2017 Net Income includes $1.9M of goodwill impairment in China. FY 2017 FY 2016 B+ / W- (2)

Page 9 FY 2017: Hudson Americas $US in Millions Revenue + 4% $16.2 $15.6 Gross Margin + 6% $14.4 $13.6 SG&A - 2% $12.6 $12.4 Adjusted EBITDA + 52% $1.8 $1.2 Adjusted EBITDA, as a % of Revenue 11.3% 7.8% (1) B/W indicates whether the result was better (+) or worse (-) than the comparison period. FY 2017 FY 2016 B+ / W- (1)

Page 10 FY 2017: Hudson Asia Pacific $US in Millions Revenue + 19% $282.8 $236.8 + 17% CC (1) Gross Margin + 11% $93.6 $84.1 + 9% CC SG&A - 7% $86.9 $81.5 - 5% CC Adjusted EBITDA + 158% $6.7 $2.6 + 136% CC Adjusted EBITDA, as a % of Revenue 2.4% 1.1% (1) CC represents constant currency variance. (2) B/W indicates whether the result was better (+) or worse (-) than the comparison period. FY 2017 FY 2016 B+ / W- (2)

Page 11 FY 2017: Hudson Europe $US in Millions Revenue - 7% $157.7 $170.3 - 4% CC (1) Gross Margin + 3% $78.7 $76.7 + 3% CC SG&A + 1% $71.6 $72.5 + 0% CC Adjusted EBITDA + 68% $7.1 $4.2 + 61% CC Adjusted EBITDA, as a % of Revenue 4.5% 2.5% (1) CC represents constant currency variance. (2) B/W indicates whether the result was better (+) or worse (-) than the comparison period. FY 2017 FY 2016 B+ / W- (2)

Page 12 Gross Margin Growth in CC, +9% overall Q4 2017 vs PY China Singapore Australia France Poland New Zealand Spain Belgium UK Americas Hong Kong

Page 13 Gross Margin Growth in CC, +7% overall FY 2017 vs PY Hong Kong China Poland New Zealand Spain Belgium Singapore France Americas Australia UK

Page 14 Q4 2017 Global Services Split Gross Margin Temporary Contracting Talent Management Revenue RPO Permanent Recruitment RPO Talent Management Permanent Recruitment Temporary Contracting

Page 15 2017 Global Services Split Gross Margin Temporary Contracting Talent Management Revenue RPO Permanent Recruitment RPO Talent Management Permanent Recruitment Temporary Contracting 43% 17% 23% 17%18% 61% 13% 8%

Page 16 Q4 2017 Regional Split Gross Margin Europe Asia Pacific Americas 42% 51% 7% Revenue Europe Asia Pacific Americas 33% 64% 3%

Page 17 Balance Sheet: Selected Items $US in Millions December 31, December 31, 2017 2016 Cash $20.9 $21.3 Accounts Receivable $71.9 $58.5 December 31, December 31, 2017 2016 Short-term Borrowings $7.1 $7.8 Shareholders' Equity $43.2 $41.9 December 31, December 31, 2017 2016 Current Assets $97.0 $84.1 Current Liabilities $60.6 $50.6 Working Capital $36.5 $33.5 Selected Assets Selected Liabilities Working Capital

Page 18 Q4 2017: Cash Flow Summary $US in Millions Net income (loss) $ (2.0) $ (0.3) Depreciation and amortization 0.7 0.8 Goodwill and other impairments 1.9 - Stock-based compensation 0.4 0.2 Change in accounts receivable (0.2) 3.0 Change in accounts payable and other l iabilities 5.2 2.9 Other 0.0 (1.0) Cash provided by (used in) operations 6.0 5.6 apital expenditures (0.8) (0.9) Free cash flow 5.2 4.7 Change in net borrowings (repayments) (1.0) 0.2 Purchase of treasury stock (0.2) (0.2) Effect of exchange rates 0.2 (0.8) Change in cash $ 4.2 $ 3.9 QTD QTD Dec-17 Dec-16

Page 19 FY 2017: Cash Flow Summary $US in Millions Net income (loss) $ (2.9) $ (8.8) Depreciation and amortization 2.7 3.1 Goodwill and other impairments 1.9 - Stock-based compensation 1.3 1.6 Change in accounts receivable (7.8) (0.6) Change in accounts payable and other l iabilities 7.3 (3.3) Other (0.2) (1.3) Cash provided by (used in) operations 2.4 (9.4) Capital expenditures (1.5) (2.8) Free cash flow 0.9 (12.2) Change in net borrowings (repayments) (1.6) 5.7 Purchase of treasury stock (0.9) (5.1) Dividends paid - (3.4) Effect of exchange rates 1.3 (1.3) Change in cash $ (0.3) $ (16.3) YTD YTD Dec-17 Dec-16

Page 20 Flexible Liquidity $US in Millions

Page 21 APPENDIX

Page 22 Q4 2017 Regional Gross Margin Mix Approximate gross margin mix by product around the globe Temp Perm RPO Talent Mgmt Americas 0% 0% 100% 0% Asia Pacific 25% 45% 20% 10% ANZ 30% 30% 25% 15% ASIA 0% 80% 15% 5% Europe 10% 50% 10% 30% UK 30% 40% 25% 5% Cont. Europe 5% 55% 0% 40% Hudson Total 15% 45% 20% 20%

Page 23 Q4 EBITDA Reconciliation EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, goodwill and other impairment charges, business reorganization expenses and other charges. $US in Millions Q4 2017 Americas Asia Pacific Europe Corp Total Q4 2016 Americas Asia Pacific Europe Corp Total Revenue 3.7$ 77.3$ 40.6$ -$ 121.6$ Revenue 3.9$ 59.1$ 37.3$ -$ 100.3$ Gross margin 3.2$ 25.0$ 20.5$ -$ 48.7$ Gross margin 3.4$ 20.5$ 18.9$ -$ 42.8$ Adjusted EBITDA (loss) 0.5$ 2.4$ 1.9$ (2.9)$ 1.9$ Adjusted EBITDA (loss) 0.6$ 0.4$ 1.3$ (1.4)$ 0.9$ Business reorg expenses (recovery) 0.0 - 0.1 - 0.1 Business reorg expenses (recovery) 0.0 (0.0) 0.6 0.0 0.6 Impairment of long-lived assets - 1.9 - - 1.9 Stock-based comp expense 0.0 (0.0) 0.0 0.1 0.2 Stock-based comp expense 0.0 0.0 0.1 0.3 0.4 Non-operating expenses (income) 0.1 0.4 0.4 (1.1) (0.2) Non- perating expense (income), including corporate administration charges0.0 0.2 0.3 (0.5) - EBITDA (Loss) 0.5$ 0.0$ 0.3$ (0.5)$ 0.3$ EBITDA (loss) 0.5$ 0.2$ 1.5$ (2.7)$ (0.5)$ Depreciation and amortization 0.8 Depreciation and amortization 0.7 Interest expense (income) 0.1 Interest expense (income) 0.1 Provision for (benefit from) income taxes (0.5) Provision for (benefit from) income taxes 0.8 Income (loss) from discontinued ops (0.2) Income (loss) from discontinued ops 0.0 Net income (loss) (0.3)$ Net income (loss) (2.0)$ Hudson Hudson

FY EBITDA Reconciliation

$US in Millions

FY 2017	Hudson Americas	Hudson Asia Pacific	Hudson Europe	Corp	Total
Revenue	$ 16.2	$ 282.8	$ 157.7		$ 456.7
Gross margin	$ 14.4	$ 93.6	$ 78.7		$ 186.7
Adjusted EBITDA (loss)	$ 1.8	$ 6.7	$ 7.1	$ (8.7)	$ 6.9
Business reorg expenses (recovery)	(0.1)	0.0	0.8	(0.0)	0.7
Impairment of long-lived assets	-	1.9	-	-	1.9
Stock-based compensation expense	0.1	0.1	0.2	0.9	1.3
Non-operating expense (income)	0.2	2.2	1.5	(3.4)	0.5
EBITDA (loss)	$ 1.6	$ 2.5	$ 4.6	$ (6.2)	$ 2.5
Depreciation and amortization					2.7
Interest expense (income)					0.4
Provision for (benefit from) income taxes					2.3
Income (loss) from discontinued ops					(0.0)
Net income (loss)					$ (2.9)

FY 2016	Hudson Americas	Hudson Asia Pacific	Hudson Europe	Corp	Total
Revenue	$ 15.6	$ 236.8	$ 170.3	$ -	$ 422.7
Gross margin	$ 13.6	$ 84.1	$ 76.7	$ -	$ 174.4
Adjusted EBITDA (loss)	$ 1.2	$ 2.6	$ 4.2	$ (9.5)	$ (1.5)
Business reorg expenses (recovery)	(0.0)	0.2	1.4	(0.0)	1.6
Stock-based compensation expense	0.1	0.2	0.2	1.0	1.4
Non-operating expense (income)	0.4	2.5	1.5	(4.2)	0.2
EBITDA (loss)	$ 0.8	$ (0.3)	$ 1.1	$ (6.2)	$ (4.7)
Depreciation and amortization					3.1
Interest expense (income), net					0.4
Provision for (benefit from) income taxes					0.7
Income (loss) from discontinued ops					0.1
Net income (loss)					$ (8.8)

EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, goodwill and other impairment charges, business reorganization expenses and other charges.

Page 24

Hudson

Divider Slides You can also use these divider slides as a “thank you” slide at the end of the presentation THANK YOU